UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 11, 2007

PHOENIX INDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51854	20-3195916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 6th Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 734-4600

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 11, Phoenix India Acquisition Corp. announced that it plans to hold a conference call at 4:30 p.m. Eastern Standard Time on March 12, 2008 lead by its management to discuss the matters and answer questions related to the our recent 8-K and proxy filings. The conference call number for callers from within the United States is (800) 311-9403. The conference call number is for callers from outside the United States is (334) 323-7224. The access code for both numbers is PHOENIX.

The information in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not deemed to be "filed" pursuant of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX INDIA ACQUISITION CORP.

Date: March 12, 2008	By:	/s/ Ramesh Akella
Name: Ramesh Akella
Title: President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated March 11, 2008